Exhibit 99.3 1Q19 Supplemental Slides John McCallion Chief Financial Officer

Table of Contents

	Page
Explanatory Note on Non-GAAP Financial Information and Reconciliations..	3
Net Income (Loss) to Adjusted Earnings..	4
Notable Items………………………………………………............………....	5
Adjusted Earnings ex. Total Notable Items by Segment……………...............	6
Variable Investment Income..	7
Direct Expense Ratio………………………………...............................	8
Cash & Capital..	9

MetLife

2

Explanatory Note on Non-GAAP Financial Information and Reconciliations

# Explanatory Note on Non-GAAP Financial Information

| Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: | Should be read as, respectively: |
|---|---|
| (i) net income (loss); | (i) net income (loss) available to MetLife, Inc.'s common shareholders; |
| (ii) adjusted earnings; and | (ii) adjusted earnings available to common shareholders; and |
| (iii) adjusted earnings per share. | (iii) adjusted earnings available to common shareholders per diluted common share. |

In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

| Non-GAAP financial measures: | Comparable GAAP financial measures: |
|---|---|
| (i) adjusted premiums, fees and other revenues; | (i) premiums, fees and other revenues; |
| (ii) adjusted premiums, fees and other revenues, excluding pension risk transfer (PRT); | (ii) premiums, fees and other revenues; |
| (iii) capitalization of deferred policy acquisition costs (DAC), as reported on an adjusted basis; | (iii) capitalization of DAC; |
| (iv) other expenses, as reported on an adjusted basis; | (iv) other expenses; |
| (v) adjusted earnings available to common shareholders; | (v) net income (loss) available to MetLife, Inc.'s common shareholders; |
| (vi) adjusted earnings available to common shareholders on a constant currency basis; | (vi) net income (loss) available to MetLife, Inc.'s common shareholders; |
| (vii) adjusted earnings available to common shareholders, excluding total notable items; | (vii) net income (loss) available to MetLife, Inc.'s common shareholders; |
| (viii) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; | (viii) net income (loss) available to MetLife, Inc.'s common shareholders; |
| (ix) adjusted earnings available to common shareholders per diluted common share; | (ix) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (x) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; | (x) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (xi) adjusted earnings available to common shareholders on a constant currency basis per diluted common share; | (xi) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (xii) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share; | (xii) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (xiii) free cash flow of all holding companies; | (xiii) MetLife, Inc. (parent company only) net cash provided by operating activities; |
| (xiv) adjusted expense ratio; | (xiv) expense ratio; |
| (xv) adjusted expense ratio, excluding total notable items related to other expenses and PRT; | (xv) expense ratio; |
| (xvi) direct expense ratio; and | (xvi) expense ratio; and |
| (xvii) direct expense ratio, excluding total notable items related to direct expenses and PRT. | (xvii) expense ratio. |

MetLife

3(i)

Explanatory Note on Non-GAAP Financial Information (Continued) Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting the Company’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); 3(ii)

Explanatory Note on Non-GAAP Financial Information (Continued) • Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio and adjusted expense ratio • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. The following additional information is relevant to an understanding of MetLife’s performance results: • All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. 3(iii)

Explanatory Note on Non-GAAP Financial Information (Continued) • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 3(iv)

Reconciliations

# Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

*(In millions, except per share data)*

| | 1Q19 | | 1Q18 | |
|---|---|---|---|---|
| | | Earnings Per Weighted Average Common Share Diluted[1] | | Earnings Per Weighted Average Common Share Diluted[1] |
| Net Income (loss) available to MetLife, Inc.'s common shareholders | $ 1,349 | $ 1.40 | $ 1,247 | $ 1.19 |
| Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders: | | | | |
| Less: Net investment gains (losses) | 15 | 0.02 | (333) | (0.32) |
| Less: Net derivative gains (losses) | 115 | 0.12 | 349 | 0.33 |
| Less: Other adjustments to continuing operations | (177) | (0.19) | (146) | (0.14) |
| Less: Provision for income tax (expense) benefit | (24) | (0.03) | (42) | (0.04) |
| Add: Net income (loss) attributable to noncontrolling interests | 4 | — | 4 | — |
| Adjusted earnings available to common shareholders | 1,424 | 1.48 | 1,423 | 1.36 |
| Less: Total notable items | (55) | (0.06) | 28 | 0.03 |
| Adjusted earnings available to common shareholders, excluding total notable items | $ 1,479 | $ 1.54 | $ 1,395 | $ 1.34 |
| Adjusted earnings available to common shareholders on a constant currency basis | $ 1,424 | $ 1.48 | $ 1,396 | $ 1.34 |
| Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis | $ 1,479 | $ 1.54 | $ 1,368 | $ 1.31 |
| Weighted average common shares outstanding - diluted | | 963.3 | | 1,044.4 |

MetLife

*[1] Adjusted earnings available to common shareholders is calculated on a standalone basis and may not equal the sum of (i) adjusted earnings available to common shareholders, excluding total notable items and (ii) total notable items.*

3(vi)

# Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

**1Q19**

| (In millions) | U.S.[1] | Group Benefits[1] | Retirement and Income Solutions[1] | Property & Casualty[1] | Asia | Latin America | EMEA | MetLife Holdings[1] | Corporate & Other[1] |
|---|---|---|---|---|---|---|---|---|---|
| Adjusted earnings available to common shareholders | $ 724 | $ 342 | $ 285 | $ 97 | $ 356 | $ 134 | $ 86 | $ 317 | $ (193) |
| Less: Total notable items | — | — | — | — | — | — | — | — | (55) |
| Adjusted earnings available to common shareholders, excluding total notable items | $ 724 | $ 342 | $ 285 | $ 97 | $ 356 | $ 134 | $ 86 | $ 317 | $ (138) |
| Adjusted earnings available to common shareholders on a constant currency basis | | | | | $ 356 | $ 134 | $ 86 | | |
| Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis | | | | | $ 356 | $ 134 | $ 86 | | |

**1Q18**

| (In millions) | U.S.[1] | Group Benefits[1] | Retirement and Income Solutions[1] | Property & Casualty[1] | Asia | Latin America | EMEA | MetLife Holdings[1] | Corporate & Other[1] |
|---|---|---|---|---|---|---|---|---|---|
| Adjusted earnings available to common shareholders | $ 653 | $ 218 | $ 339 | $ 96 | $ 327 | $ 140 | $ 81 | $ 425 | $ (203) |
| Less: Total notable items | — | — | — | — | — | — | — | 62 | (34) |
| Adjusted earnings available to common shareholders, excluding total notable items | $ 653 | $ 218 | $ 339 | $ 96 | $ 327 | $ 140 | $ 81 | $ 363 | $ (169) |
| Adjusted earnings available to common shareholders on a constant currency basis | | | | | $ 316 | $ 135 | $ 70 | | |
| Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis | | | | | $ 316 | $ 135 | $ 70 | | |

MetLife

[1] *Results on a constant currency basis are not included as constant currency impact is not significant.*

3(vii)

# Expense Detail and Ratios

| (In millions, except ratio data) | 2015 | 2016 | 2017 | 2018 | Q1 2019 |
|---|---|---|---|---|---|
| **Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis** | | | | | |
| Capitalization of DAC | $ (3,319) | $ (3,152) | $ (3,002) | $ (3,254) | $ (812) |
| Less: Divested businesses and lag elimination[1] | 120 | (1) | 34 | (1) | — |
| Capitalization of DAC, as reported on an adjusted basis | $ (3,439) | $ (3,151) | $ (3,036) | $ (3,253) | $ (812) |
| **Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis** | | | | | |
| Other expenses | $ 14,105 | $ 13,295 | $ 12,953 | $ 12,927 | $ 3,189 |
| Less: Noncontrolling interest | (13) | (6) | (12) | (10) | (6) |
| Less: Regulatory implementation costs | 2 | 1 | — | 11 | 3 |
| Less: Acquisition, integration and other costs | 28 | 64 | 65 | 24 | 23 |
| Less: TSA fees | — | — | — | 305 | 68 |
| Less: Divested businesses | 265 | 296 | 491 | 68 | — |
| Other expenses, as reported on an adjusted basis | $ 13,823 | $ 12,940 | $ 12,409 | $ 12,529 | $ 3,101 |
| **Other Detail and Ratios** | | | | | |
| Other expenses | $ 14,105 | $ 13,295 | $ 12,953 | $ 12,927 | $ 3,189 |
| Capitalization of DAC | (3,319) | (3,152) | (3,002) | (3,254) | (812) |
| Other expenses, net of capitalization of DAC | $ 10,786 | $ 10,143 | $ 9,951 | $ 9,673 | $ 2,377 |
| Premiums, fees and other revenues | $ 43,900 | $ 44,370 | $ 45,843 | $ 51,222 | $ 11,264 |
| Expense ratio | 24.6% | 22.9% | 21.7% | 18.9% | 21.1% |
| Direct expenses | $ 6,444 | $ 5,754 | $ 6,006 | $ 5,874 | $ 1,420 |
| Less: Total notable items related to direct expenses | 362 | 79 | 296 | 214 | 70 |
| Direct expenses, excluding total notable items related to direct expenses | $ 6,082 | $ 5,675 | $ 5,710 | $ 5,660 | $ 1,350 |
| Other expenses, as reported on an adjusted basis | $ 13,823 | $ 12,940 | $ 12,409 | $ 12,529 | $ 3,101 |
| Capitalization of DAC, as reported on an adjusted basis | (3,439) | (3,151) | (3,036) | (3,253) | (812) |
| Other expenses, net of capitalization of DAC, as reported on an adjusted basis | $ 10,384 | $ 9,789 | $ 9,373 | $ 9,276 | $ 2,289 |
| Less: Total notable items related to other expenses, as reported on an adjusted basis | 362 | 507 | 377 | 214 | 70 |
| Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis | $ 10,022 | $ 9,282 | $ 8,996 | $ 9,062 | $ 2,219 |
| Adjusted premiums, fees and other revenues | $ 44,329 | $ 44,479 | $ 46,200 | $ 50,778 | $ 11,167 |
| Less: PRT | 1,740 | 1,761 | 3,305 | 6,894 | (2) |
| Adjusted premiums, fees and other revenues, excluding PRT | $ 42,589 | $ 42,718 | $ 42,895 | $ 43,884 | $ 11,169 |
| Direct expense ratio | 14.5% | 12.9% | 13.0% | 11.6% | 12.7% |
| Direct expense ratio, excluding total notable items related to direct expenses and PRT | 14.3% | 13.3% | 13.3% | 12.9% | 12.1% |
| Adjusted expense ratio | 23.4% | 22.0% | 20.3% | 18.3% | 20.5% |
| Adjusted expense ratio, excluding total notable items related to other expenses and PRT | 23.5% | 21.7% | 21.0% | 20.6% | 19.9% |

MetLife

[1] *For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.*

3(viii)

Premiums, Fees and Other Revenues (In millions) 2015 2016 2017 2018 Q1 2019 Total Company - Premiums, Fees and Other Revenues Premiums, fees and other revenues $ 43,900 $ 44,370 $ 45,843 $ 51,222 $ 11,264 Less: Unearned revenue adjustments 7 30 12 (7) — Less: GMIB fees 97 124 125 120 27 Less: Settlement of foreign currency earnings hedges (37) 4 22 19 2 Less: TSA fees — — — 305 68 Less: Divested businesses and lag elimination1 (496) (267) (516) 7 — Adjusted premiums, fees and other revenues $ 44,329 $ 44,479 $ 46,200 $ 50,778 $ 11,167 1For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. 3(ix)

Net Income (Loss) to Adjusted Earnings ($ in millions) – Post-tax 1Q19 Net Income (Loss) $1,349 Less: Net Investment Gains (Losses) 12 Net Derivative Gains (Losses) 91 Investment Hedge Adjustments (83) Other (95) Adjusted Earnings $1,424 See Explanatory Note on Non-GAAP Financial Information and Reconciliations (Explanatory Note) for non-GAAP financial information, definitions and/or reconciliations. 4

Notable Items Post-tax 1Q19 Per Share $ in millions Impact1 Adjusted Earnings $1,424 $1.48 Less Notable Items: Expense Initiative Costs (55) (0.06) Adjusted Earnings, ex. Total Notable Items $1,479 $1.54 1 The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 5

Adjusted Earnings ex. Total Notable Items by Segment ($ in millions) – Post-tax % % Change 1 1Q19 1Q18 Change (Constant Rate) Highlights + Underwriting Margins; + Expense Margins; Group Benefits $342 $218 57% + Volume Growth Retirement and Income Solutions 285 339 (16%) - Investment Margins; + Volume Growth + Underwriting Margins; + Volume Growth; Property & Casualty 97 96 1% - Expense Margins U.S. $724 $653 11% Asia 356 327 9% 13% + Volume Growth; - Underwriting Margins - Expense Margins; + Equity Markets; Latin America 134 140 (4%) (1%) + Investment Margins; + Volume Growth EMEA 86 81 6% 23% + Underwriting Margins; + Volume Growth - Investment Margins; - Underwriting Margins; MetLife Holdings 317 363 (13%) + Expense Margins; + Equity Markets + Interest on Debt; + Expense Margins; + Taxes; C&O (138) (169) 18% - Investment Margins Adjusted Earnings, ex. Total Notable Items $1,479 $1,395 6% 8% Adjusted EPS, ex. Total Notable Items $1.54 $1.34 15% 18% 1 To be discussed on MetLife, Inc.'s first quarter 2019 earnings conference call and audio webcast. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 6

Variable Investment Income (VII) ($ in millions) – Pre-tax $280 $272 $268 $236 $237 $222 $200M - $250M $216 Quarterly VII Range $176 $174 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 7

Steady Progress Toward Achieving Expense Targets; 1Q19 Aided by Favorable Items Direct Expense Ratio 14.3% -140bps 13.3% 13.3% 12.9% 12.1% 2015 2016 2017 2018 1Q19 Note: Direct expense ratio, excluding total notable items related to direct expenses and PRT. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 8

Cash & Capital • Holding Companies Cash & Liquid Assets1 $5.4B $5.1B $4.5B $3.0B $3.2B $3.0 - 4.0B Cash Buffer 1Q18 2Q18 3Q18 4Q18 1Q19 • 2018 Combined U.S. Risk Based Capital Ratio2 of 402%; above 360% target • Japan Solvency Margin Ratio of 803% at 12/31/18 1 2 At quarter-end. NAIC basis. 9